Earnings Per Share ("EPS")	12 Months Ended
Dec. 31, 2010
Earnings Per Share ("EPS")
Earnings Per Share ("EPS")
26.	Earnings Per Share ("EPS")

The following table is a summary of the computation of earnings per share for the years ended December 31

	2008	2009	2010
(In millions of Korean won, except share data)
Net income (loss)	1,332,938	718,569	(592,524)
Net income (loss) attributable to noncontrolling interests, net of tax	6,974	(2,072)	(4,409)

Net income (loss) attributable to stockholders for basic EPS	1,325,964	720,641	(588,115)

Net income (loss) attributable to stockholders for diluted EPS	1,325,964	720,641	(588,115)

Weighted average common shares outstanding applicable to basic EPS (In thousands)	330,498	325,397	343,029
Dilutive effect of stock options	-	-	—

Adjusted weighted average common shares outstanding applicable to diluted EPS (In thousands) ( * )	330,498	325,397	343,029

Basic earnings per share:
Net income (loss) attributable to stockholders	4,012	2,215	(1,714)

Diluted earnings per share:
Net income (loss) attributable to stockholders	4,012	2,215	(1,714)

( * )

The numbers of weighted average common shares outstanding in 2008 and 2009 were adjusted by the effect of stocks issuance in September 2009 whose exercise price at issuance was less than the fair value of the stock. Additionally, the stock issuance contains a bonus element that is somewhat similar to a stock dividend. Therefore, the basic EPS was adjusted retroactively for the bonus element for all periods presented.

Stock options excluded from the computation of diluted earnings per share, due to their anti-dilutive effect, totaled nil, nil, and nil in 2008, 2009 and 2010, respectively.